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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) January 25, 2001


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



                     0-19285                            88-0228636

                (Commission File Number)   (IRS Employer Identification No.)


         15880 N. Greenway-Hayden Loop, Suite 100
                    Scottsdale, Arizona                       85260
         (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events

Allied Waste Industries, Inc. ("Allied") today announced that Allied Waste North America, Inc. ("AWNA"), its direct, wholly-owned subsidiary, has priced its offering of $600 million in senior secured notes, due 2008 at 8 7/8% as a private placement under Rule 144A of the Securities Act of 1933. These notes have been rated BB-, Ba3 and BB- by Standard & Poor's, Moody's and Fitch, respectively. The $600 million offering was increased from the company's initial $500 million proposal.

Closing of the issuance of these new notes is expected to occur on January 30, 2001 and is subject to the satisfaction of certain conditions. AWNA intends to use proceeds from the sale of these notes to ratably repay portions of tranches A, B and C of the term loans under its senior secured credit facility.

Additionally, simultaneously with the completion of these senior secured note offering, Allied obtained modifications to its leverage (Total Debt / EBITDA) and interest coverage (EBITDA / Total Interest) covenants related to its senior secured credit facility, as follows:

  Total Debt / EBITDA                2001     2002     2003     2004    2005
  -------------------                ----     ----     ----     ----    ----
           Modified Covenant         5.00x    4.50x    4.00x    3.50x    3.50x
           Previous Covenant         4.50x    4.00x    3.50x    3.50x    3.50x

  EBITDA / Total Interest            2001     2002     2003     2004    2005
  -----------------------            ----     ----     ----     ----    ----
           Modified Covenant         2.25x    2.50x    2.75x    3.00x    3.00x
           Previous Covenant         2.50x    2.75x    3.00x    3.00x    3.00x

Allied will also  reduce the  capacity  of the  revolver  in its senior  secured
credit   facility  from  $1.5  billion  to  $1.3  billion   effective  upon  the
satisfactory completion of the American Ref-Fuel transaction.

The offer of these senior secured notes was made only by means of an offering circular to qualified investors and has not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from the registration requirements of the Securities Act.

Safe Harbor for Forward-Looking Statements
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, the ability of Allied to exit certain regional markets and certain non-strategic businesses, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, whether Allied will be successful in completing asset sales at a pace sufficient to achieve the Company's stated goal, the effects of commodity price fluctuations of materials processed by Allied and the effects of an economic downturn and its ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 1999. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                     ALLIED WASTE INDUSTRIES, INC.


                       By:                 /s/THOMAS W. RYAN
                              ---------------------------------------------
                                             Thomas W. Ryan
                               Executive Vice President & Chief Financial
                                                Officer



Date:  January 25, 2001



















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